Gold Track Select
Supplement Dated April 29, 2022 to the
Gold Track Select
Initial Summary Prospectus and
Updating Summary Prospectus
Dated April 29, 2022
The following information supplements the Gold Track Select variable annuity initial summary prospectus and updating summary prospectus for Brighthouse Separate Account Eleven for Variable Annuities issued by Brighthouse Life Insurance Company, dated April 29, 2022 (the “Summary Prospectuses”). It should be read in its entirety and kept together with Your Summary Prospectus for future reference.
Before You invest, You should also review the prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at https://dfinview.com/BHF/TAHD/BHF79. You can also obtain this information at no cost by calling (833) 208-3018 or by sending an email request to rcg@brighthousefinancial.com.
This supplement provides information regarding additional Underlying Funds that may be available under the Gold Track Select Contract. The information in this supplement applies only to the following Plans:
•	Carnegie Hall
•	St Mary’s Hospital
•	Hartford Hospital
•	Roane County Board of Education
•	School District of Philadelphia

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Appendix A – Underlying Funds Available Under the Contract
The following is added to “Appendix A – Underlying Funds Available Under the Contract”:
Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	Invesco Global Equity Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.57%	15.76%	18.44%	14.46%
Seeks high total investment return through a combination of capital appreciation and income.	Loomis Sayles Global Allocation Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.77%	14.57%	14.54%	11.61%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Equity-Income Portfolio — Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.51%	24.89%	11.95%	12.53%
Seeks a high level of current income, while also considering growth of capital.	High Income Portfolio — Initial Class* Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.67%	4.41%	5.01%	5.61%
#	Certain Underlying Funds and their investment advisers have entered into temporary expense reimbursements and/or fee waivers, which are reflected in the Current Expenses. Please see the Underlying Funds' prospectuses for additional information regarding these arrangements.
*	Available only under the Carnegie Hall plan
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